Exhibit 32.1

Certification under Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the quarterly report on Form 10-Q of Hampton Roads Bankshares, Inc. (the “Company”) for the period ended June 30, 2013 to be filed with the Securities and Exchange Commission (“Report”), we, Douglas J. Glenn, Chief Executive Officer, and Thomas B. Dix III, Interim Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(a)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas J. Glenn_________________
Douglas J. Glenn
Chief Executive Officer
Date: August 14, 2013

/s/ Thomas B. Dix III________________
Thomas B. Dix III
Interim Chief Financial Officer
Date: August 14, 2013